UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2011 (December 9, 2011)

HEALTHSPRING, INC.

(Exact name of registrant as specified in charter)

Delaware	001-32739	20-1821898
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9009 Carothers Parkway
Suite 501
Franklin, Tennessee		37067
(Address of Principal Executive Offices)		(Zip Code)

(615) 291-7000

Registrant’s telephone number, including area code

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 9, 2011, HealthSpring, Inc. (the “Company”) issued a press release announcing the date of, and record date for, the special meeting of stockholders at which the Company’s stockholders will consider and vote upon, among other things, a proposal to adopt the Agreement and Plan of Merger, dated as of October 24, 2011, providing for the acquisition of the Company by a subsidiary of Cigna Corporation. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued by HealthSpring, Inc., dated December 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSPRING, INC.

By:	/s/ J. Gentry Barden
J. Gentry Barden
Senior Vice President

Date: December 9, 2011

Exhibit Number	Description

99.1	Press Release issued by HealthSpring, Inc., dated December 9, 2011.